UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 21, 2018)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 21, 2018, Spectra Energy Partners, LP (the “Partnership”) entered into an equity restructuring agreement (the “Equity Restructuring Agreement”) with Spectra Energy Partners (DE) GP, LP (the “General Partner”), the general partner of the Partnership and an indirect, wholly owned subsidiary of Enbridge Inc. (“Enbridge”), pursuant to which the incentive distribution rights held by the General Partner and the 2% general partner interest in the Partnership held by the General Partner were converted into (i) 172,500,000 newly issued common units of the Partnership and (ii) a non-economic general partner interest in the Partnership (together, the “GP/IDR Restructuring”).

The terms of the Equity Restructuring Agreement were approved on behalf of the Partnership by the conflicts committee and the board of directors of the general partner of the General Partner of the Partnership. The conflicts committee, which is comprised of independent members of the board of directors of Spectra Energy Partners GP, LLC, the general partner of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the GP/IDR Restructuring.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Equity Restructuring Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 1.01 above of the Partnership’s issuance of common units in connection with the GP/IDR Restructuring is incorporated into this Item 3.02 by reference. The sale and issuance of the Partnership’s common units in connection with the GP/IDR Restructuring is exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Concurrently with the entry into the Equity Restructuring Agreement, the General Partner executed and delivered the Third Amended and Restated Agreement of Limited Partnership of Spectra Energy Partners, LP (the “Third A&R LP Agreement”) to, among other matters, reflect the GP/IDR Restructuring. In addition, the Third A&R LP Agreement increased the percentage of the Partnership’s Limited Partner Interests (as defined in the Third A&R LP Agreement) that must be owned by the General Partner and its affiliates in order to permit the General Partner (or its affiliates) to acquire the Limited Partner Interests held by persons other than the General Partner and its affiliates pursuant to the terms set forth in the Third A&R LP Agreement from 80% to 90%.

The Third A&R LP Agreement amends and restates the Second Amended and Restated Agreement of Limited Partnership of Spectra Energy Partners, LP, dated as of November 1, 2013, as amended, in its entirety. The Third A&R LP Agreement became effective on January 21, 2018.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Third A&R LP Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 22, 2018, Enbridge and the Partnership jointly issued a press release announcing the GP/IDR Restructuring. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Agreement of Limited Partnership of Spectra Energy Partners, LP, dated January 21, 2018.
10.1	Equity Restructuring Agreement, dated January 21, 2018, by and between Spectra Energy Partners (DE) GP, LP and Spectra Energy Partners, LP.
99.1	Joint Press Release of Enbridge Inc. and Spectra Energy Partners, LP, dated January 22, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

By:	/s/ Valorie Wanner
Valorie Wanner
Corporate Secretary (Duly Authorized Officer)

Date: January 22, 2018